EXHIBIT 99.1

IMPORTANT INFORMATION FOR OLD KENT FINANCIAL CORPORATION
OK INVEST DIRECT PLAN PARTICIPANTS

Dear Old Kent Financial Corporation OK Invest Direct Participant:

As a result of our upcoming merger with Fifth Third Bancorp ("Fifth Third"), the current Old Kent Financial Corporation ("Old Kent") OK Invest Direct stock purchase and dividend reinvestment plan ("OK Invest Direct") will be merged into the direct stock purchase and dividend reinvestment plan of Fifth Third. The purpose of this letter is to ensure a smooth transition of the Old Kent shares held in your OK Invest Direct account into the new Fifth Third shares.

In order to facilitate the transition, we want to confirm with you the information that you would like to be in effect for your Fifth Third dividend reinvestment account. Please complete the following information and return this letter in the envelope provided or mail your request to:

Old Kent Financial Corporation Shareholder Services 4420 -- 44th Street SE -- Suite A Grand Rapids, Michigan 49512-4011

1.	Please note any address changes above to the right of the printed name and address information.

2.	Please select one of the following methods to receive dividend payments from Fifth Third upon completion of the merger:

[ ]	A.	Reinvest 100% of my dividends in Fifth Third Common Stock.

[ ]	B.	Reinvest dividends on ______ (% of shares) in Fifth Third Common Stock and remit the balance to me in cash.

[ ]	C.	Reinvest dividends on ______ (number of shares) in Fifth Third Common Stock and remit the balance to me in cash.

[ ]	D.	Hold my shares in book-entry form and remit all dividends to me in cash.

1.	If you selected any option above -- other than option A, 100% reinvestment -- please select one of the following methods of receiving your cash dividends:

[ ]	Remit cash dividends to me in the form of a check.

[ ]	Remit cash dividends to me in the form of direct deposit to my bank checking or savings account. If you select this option please complete the following OR attach a cancelled check or deposit slip.

Bank Name:	Checking Account	[ ]
Bank Routing Number:	Savings Account	[ ]

Name on Account:
Account Number:

Signature:	Date:
(sign exactly as the name(s) appear on your account statement)

Signature:	Date:
(sign exactly as the name(s) appear on your account statement)

THIS FORM MUST BE RETURNED TO OLD KENT BY MARCH 12, 2001. THERE WILL BE A
TEMPORARY SUSPENSION OF ALL TRANACTIONS WITH OLD KENT'S OK INVEST DIRECT
PLAN EFFECTIVE MARCH 17, 2001 THROUGH THE ANTICIPATED MERGER DATE. THIS MEANS
THERE WILL BE NO PURCHASES, SALES, OR WITHDRAWALS ALLOWED DURING THIS PERIOD.
FAILURE TO RETURN THIS FORM WILL RESULT IN YOUR OK INVEST DIRECT ACCOUNT
BEING CONVERTED TO A FIFTH THIRD DIVIDEND REINVESTMENT ACCOUNT WITH YOUR
CURRENT STATUS.

If you take no action, your current Old Kent OK Invest Direct account will be converted to a Fifth Third dividend reinvestment account with the same reinvestment status that exists on your account today. If you have a question regarding your current reinvestment status, please contact Old Kent's shareholder services department at (800) 652-2657. Enclosed for your review is a prospectus for Fifth Third Direct, the direct stock purchase and dividend reinvestment plan of Fifth Third. Please note there are differences between the dividend reinvestment plans and you should carefully read the Fifth Third Direct prospectus and plan comparison table below.

PLAN COMPARISION

Item	Old Kent Dividend Reinvestment Plan	Fifth Third Dividend Reinvestment Plan
Dividend Reinvestment Options	Full or partial reinvestment; dividends are reinvested on a specified number or percentage of shares for your entire account - plan shares and issued shares combined	Same as Old Kent
Voluntary Cash Purchases	Allowed - purchase every Friday; funds must be received by Monday prior to purchase	Allowed -- purchase twice per month on or about the 1st and 15th; funds must be received 3 business days in advance of purchase
Voluntary Cash Payment Options	Check, money order, or ACH debit from checking account (ACH debit occurs the first Monday of the month)	Check, money order, or ACH debit from checking or savings account (ACH debit occurs the 20th of the month)
Voluntary Cash Mins and Maxs	$25 per contribution up to $25,000 quarterly	If by check or money order $50 per contribution up to $5,000 bimonthly; If by ACH debit $50 per contribution up to $10,000 monthly.
Timing of Purchase and Sales	Puchases are made each Friday; sales are made within 5 business days of receipt	Purchases on or about the 1st and 15th of every month; Sales on or about each Friday if received three business days prior to sale date
Fees	$10 per sale for partial; $20 to sell all shares; $25 for NSF checks

5% reinvestment fee ($3 maximum) per dividend reinvestment plus $0.04 commission per share; $3 per voluntary cash contribution by check or money order plus $0.04 commission per share; $2 per voluntary cash contribution by ACH debit plus $0.04 commission per share; $10 fee per certificate withdrawn; $10 plus $0.04 per share commission on sales; $10.00 fee to withdraw/terminate from plan; $25 for NSF checks; $25 fee for failure to have 12 ACH debits in a calendar year

Safekeeping	Allows shareholder to deposit certificates into plan for safekeeping	Same as Old Kent
Duplicate Statements	No charge	$10 per year
Dividend Cycle	Typically in March, June, September, December	January, April, July, October
Plan Share Decimals	Four places	Three places

If you do not wish to participate in the Fifth Third dividend reinvestment plan, you must request a sale or withdrawal of your Old Kent OK Invest Direct shares no later than March 12, 2001. You may effect a sale or withdrawal of your shares by notifying us of your request in writing to the address on the front of this letter. You may also fax your request to (616) 771-0925. If you request a sale, you will receive a check for the gross proceeds of your sale and the normal Old Kent fees will apply. If you request a withdrawal, you will receive an Old Kent certificate and fractional share check and the normal Old Kent fees will apply. Failure to request a sale or withdrawal of your Old Kent dividend reinvestment shares will result in your automatic enrollment in the Fifth Third dividend reinvestment plan. You will be responsible for all applicable fees and commissions.

If all shares you own in Old Kent are held in your OK Invest Direct account (and you do not request a sale or withdrawal as described above), you will not receive a Letter of Transmittal for the merger. Your Old Kent shares will be automatically exchanged into Fifth Third shares, including any fractional shares. If you have Old Kent shares in dividend reinvestment and in certificate form, you will receive a Letter of Transmittal for your shares in certificate form only. Your dividend reinvestment shares will automatically be exchanged into Fifth Third shares and you will need to tender the Letter of Transmittal and your Old Kent stock certificates only for shares held outside of your OK Invest Direct account. We expect Letters of Transmittal will be mailed on or about April 4, 2001.

As stated above, there will be a temporary suspension of all transactions with Old Kent's OK Invest Direct plan from March 17, 2001 through the anticipated merger date. In the event any dividends are declared or paid between March 17, 2001 and the merger date, such dividends will be paid in cash only. Any dividend reinvestment transactions (changes in address, purchases, sales, withdrawals, etc.) on March 17, 2001 and thereafter will be effected in the Fifth Third direct stock purchase and dividend reinvestment plan. These transactions may be effected after April 3, 2001 by notifying Fifth Third Bank in writing at the following address:

Fifth Third Bank
Attention: Corporate Trust Services
38 Fountain Square Plaza, MD 10AT66
Cincinnati, Ohio 45263

I hope that this letter will help you prepare for a smooth transition in your stock ownership. We thank you for your continued support as a shareholder and we look forward to serving you as a member of Fifth Third's organization.

Sincerely

David J. Wagner
President and Chief Executive Officer